UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2013

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Rescission of Purchase Agreement for Acquisition of IGX Global Inc. and IGX Global UK Limited

On  April  8,  2013,  iGambit  Inc.  (“iGambit”)  and  its  wholly  owned  subsidiary,  IGXGLOBAL,  CORP.

(“IGXGLOBAL”,   and   collectively,   the   "Company"),   entered   into,   and   became   obligated   under,   a

transaction  to  rescind  the  Company’s  purchase  agreement  dated  December  28,  2012  (the  “Purchase

Agreement”)  with   IGX  Global  Inc.  (“IGXUS”),  IGX  Global  UK  Limited  (“IGXUK”,  and  collectively,

“IGXNJ”)  and  Tomas  Duffy  (“Duffy”)  the  sole  shareholder  of  both  IGXUK  and  IGXUS  (the

“Shareholder”).

Under  the  Purchase  Agreement,  the  Company  agreed  to  purchase  substantially  all  of  the  assets  of  IGX

Global  Inc.    (“IGXUS”)  and  all  of  the  issued  and  outstanding  shares  of  IGX  Global  UK  Limited

(“IGXUK”)  and  thereby  the  acquired  the  business  operated  by  IGSUS  and  IGSUK  (the  “Acquired

Business”).

In accordance with the terms of the Purchase Agreement, the Company purchased the Acquired Business,

including  approximately  $1,000,000  of  cash  and  the  assumption  of  $2,500,000  of  agreed  liabilities.

The  aggregate  purchase  price  for  the  assets  of  IGXUS  and  the  shares  of  IGXUK,  was  $11.5  million

(the  “Purchase  Price”),  consisting  of  $1.5  million  in  cash,  $1.0  million  to  be  evidenced  by  promissory notes payable to the Shareholder,  (the “Promissory Note”), debt assumption of approximately $6.25 million, $2,500,000 of which was the assumed liabilities and $3,750,000 of which is to be paid to

Shareholder  based  upon  the  future  performance  of  the  Acquired  Business  over  a  three-year period  and  3,750,000  shares  of  restricted  common  stock  of iGambit  valued  at  $1  per  share  escrowed

based   on   the  future  performance  of  the  Acquired   Business   over   a  three-year   period.     The

Purchase Agreement was disclosed n the Company’s current report on Form 8-K filed on January 7, 2013.

The Rescission Agreement

Under the  terms of  the Rescission Agreement,  the Company,  IGXUS,  IGXUK  and  Duffy,  agreed to  unwind  the  Purchase  Agreement  in  its  entirety  and  to  fully  restore  each  to  the  positions  they  were respectively  in  prior  to  entering  the  Purchase  Agreement,  in  every  respect  other  than  as  otherwise expressly contemplated by the Rescission Agreement; as follows:

(i)

IGX  NJ  and/or  Duffy  shall  have  secured  adequate  financing  (the

“Financing”)  in  an  aggregate  amount  equal  or  exceeding  the  sum  of:    (a)  the  Initial

iGambit  Payment  of  $275,000;  (b)  the  amount  necessary  to  fully  repay  the  indebtedness

(the  “Keltic  Debt”)  of  iGambit  and  IGX  DE  to  Keltic  Financial  Partners  II,  LP  (“Keltic”)

under  the  Loan  and  Security  Agreement  dated  December  31,  2012  by  and  between  Keltic

Financial Services  II LLP and IGXGLOBAL Corp. (collectively with all other documents,

instruments,  securities  and  other  certificates  executed  or  delivered  in  connection  with  the

Keltic  Debt,  the  “Keltic  Debt  Documents”);  (c)  any outstanding  audit  fees  due  and  owing from  iGambit  to  Fiondella,  Milone  &  LaSaracina  LLP  relating  to  IGX  NJ,  which  the

Parties hereby acknowledge to be $75,000.00 (the “Audit  Fees”); (d) up to $95,000 of fees due  and  owing  from  iGambit  to  Frontrunner  (the  “Frontrunner  Fees”);  and  (e)  up  to

$10,500  of  fees  due  and  owing  from  iGambit  to  MK  Appraisal  Group  for  appraisal services (the “Appraisal Fees”);

(ii)

IGX  NJ  and  Duffy  shall  use  their  best  efforts,  in  good  faith,  to secure  Financing on or before April 30, 2013;

(iii)

As  additional  consideration  for  iGambit’s  agreement  to  effect  the

Rescission,  commencing  upon  the  Rescission,  IGX  NJ  shall  pay  and  deliver  to  iGambit the  sum  of  $350,000  (the  “Consideration  Balance”)  in  equal  monthly  installments  of

$19,444.44  (the  “Installments”)  on  or  before  the  ten  (10th)  business  day  of  each  calendar month commencing with the  first  full calendar month immediately following the Effective

Time of Rescission;

(iv)   the  Rescission  shall  be  effective  at  the  time  and  date  (the  “Effective

Time”)  that  all  conditions  to  the  obligations  of  the  Parties  to  consummate  the  Rescission set forth in the Rescission Agreement  have been satisfied or waived; and

(v)

the  Rescission  Agreement  may  be  terminated  and  the  transactions

contemplated   hereby   may  be   abandoned   at   any  time   prior  to   the  Rescission   if  the

Rescission has not occurred on or before April 30, 2013.

Concurrently  with  the  execution  of  the  Rescission  Agreement:  (a)  each  of  IGX  NJ,  Duffy,

iGambit  and  Roetzel  &  Andress  (the  “Escrow  Agent”)  entered  into  an  Escrow  Agreement,  (the

“Escrow  Agreement”);  and  (b)  each  of  IGX  NJ,  Duffy,  IGX  DE  and  iGambit  (as  applicable)

executed  and  delivered  to  the  Escrow  Agent  to  hold  in  escrow  pursuant  to  the  terms  of  the

Escrow  Agreement  (i)  the  Rescission  Bill  of  Sale,  (ii)  the  Rescission  Assignment-Assumption

Agreement,  (iii)  the  Rescission  Assignment-Assumption  of  Lease,  (iv)  the  Mayo  Assignment-

Assumption   Agreement   and   (v)   the   IGX   UK   Share   Transfer   Documents   (collectively,   the

“Escrowed  Documents”).   Furthermore,  Duffy  has  delivered:   (x)  to  the  Escrow  Agent  a  dollar

amount equal to $200,000 (i.e. the Initial iGambit Payment less the Deposit) to be held in escrow by the  Escrow Agent  pursuant  to  the  terms  of  the  Escrow Agreement  (the  “Escrow  Funds”);  and

(y)  to  iGambit  $75,000  as  a  good  faith,  non-refundable  deposit  (the  “Deposit”)  which  shall  be credited  against  the  Initial  iGambit  Payment  due  and  owing  from  IGX  NJ  and  Duffy  upon

Rescission. The Escrow Agreement shall provide  the release of the Escrowed Documents to IGX

NJ  and  Duffy,  and  the  Escrow  Funds  to  iGambit  as  payment  of  the  Initial  iGambit  Payment,

upon  written  notice  from  any  Party that  the  conditions  for  Rescission  have  been  met  pursuant  to

the Rescission Agreement.   Upon termination of the Rescission Agreement  pursuant  to Section 6 of  the  Rescission  Agreement,  the  Escrowed  Documents  shall  be  returned  to  iGambit  and  be deemed  void  and  of  no  force  or  effect,  and  the  Escrow  Funds  and  Deposit  shall  be  returned  to

IGX NJ or Duffy.

Item 1.02 Termination of a Material Definitive Agreement

See  discussions  under  Item  1.01  for  information  concerning  termination  of  material  agreements entered into in connection with iGambit’s acquisition of IGXGLOBAL and related transactions.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are filed as part of this Report:

10.47     This RESCISSION AGREEMENT dated as of April 8, 2013, is by and among IGX GLOBAL    INC.,    a

New  Jersey  corporation,   THOMAS  DUFFY,   IGXGLOBAL  CORP.,  a  Delaware  corporation   and

IGAMBIT INC., a Delaware corporation.

10.48    THIS  ESCROW  AGREEMENT  made  and  entered  into  as  of  April  8,  2013  by  and  among  IGX

GLOBAL  INC.,  a  New  Jersey  corporation,  THOMAS  DUFFY,  IGXGLOBAL  CORP.,  a  Delaware

corporation,   IGAMBIT   INC.,   a   Delaware   corporation,     and   ROETZEL   &   ANDRESS,   a   legal

professional association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 12, 2013

iGambit Inc.

By:

/s/  John Salerno

John Salerno

Chief Executive Officer

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